UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2021

Planet Labs PBC

(Exact name of registrant as specified in its charter)

Delaware	001-40166	85-4299396
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

645 Harrison Street, Floor 4 San Francisco, California	94107
(Address of principal executive offices)	(Zip Code)

(415) 829-3313

(Registrant’s telephone number, including area code)

dMY Technology Group, Inc. IV

1180 North Town Center Drive, Suite 100

Las Vegas, Nevada 89144

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	PL	The New York Stock Exchange
Warrants to purchase Class A common stock, at an exercise price of $11.50 per share	PL WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Unless the context otherwise requires, “we,” “us,” “our,” “Planet” and the “Company” refer to Planet Labs PBC, a Delaware public benefit corporation (f/k/a dMY Technology Group, Inc. IV, a Delaware corporation), and its consolidated subsidiaries following the Closing (as defined below). Unless the context otherwise requires, references to “dMY IV” refer to dMY Technology Group, Inc. IV, a Delaware corporation, prior to the Closing. All references herein to the “Board” refer to the board of directors of the Company.

Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement/Prospectus (as defined below) in the section entitled “Certain Defined Terms” beginning on page 2 thereof, and such definitions are incorporated herein by reference.

Due to the large number of events reported under the specified items of Form 8-K, this Report is being filed in two parts. An amendment to this Form 8-K is being submitted for filing on the same date to include additional matters under Items 3.03, 4.01, 5.03, 5.05 and 9.01 of Form 8-K.

Item 1.01. Entry into a Material Definitive Agreement.

Business Combination

As disclosed under the sections entitled “The Merger Agreement” beginning on page 129 of the proxy statement/prospectus (the “Proxy Statement/Prospectus”) filed with the Securities and Exchange Commission (the “SEC”) by dMY IV on November 5, 2021, dMY IV entered into a merger agreement (the “Merger Agreement”), dated July 7, 2021, with Photon Merger Sub Inc., a wholly-owned subsidiary of dMY IV (“First Merger Sub”), Photon Merger Sub Two, LLC, a Delaware limited liability company and a direct wholly owned subsidiary dMY IV (“Second Merger Sub”), and Planet Labs Inc., a Delaware corporation (“Former Planet”). Pursuant to the Merger Agreement, First Merger Sub was merged with and into Former Planet (the “First Merger”) with Former Planet (the “Surviving Corporation”) surviving the First Merger as a wholly owned subsidiary of dMY IV, and, pursuant to Former Planet’s election under the Merger Agreement, immediately following the First Merger and as part of the same overall transaction as the First Merger, the Surviving Corporation merged with and into dMY IV, with dMY IV surviving the merger (the “Second Merger” and together with the First Merger, the “Business Combination” and, together with the other transactions contemplated by the Merger Agreement, the “Transactions”). dMY IV was then renamed Planet Labs PBC.

As previously reported on the Current Report on Form 8-K filed with the SEC on December 6, 2021, dMY IV held a special meeting of stockholders on December 3, 2021 (the “Special Meeting”), at which the dMY IV stockholders considered and adopted, among other matters, a proposal to approve the Business Combination, including (a) adopting the Merger Agreement and (b) approving the other transactions contemplated by the Merger Agreement and related agreements described in the Proxy Statement/Prospectus.

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, following the Special Meeting, on December 7, 2021 (the “Closing Date”), the Transactions were consummated (the “Closing”).

Item 2.01 of this Report discusses the consummation of the Transactions and the entry into agreements relating thereto and is incorporated herein by reference.

Amended and Restated Registration Rights Agreement

On December 7, 2021, in connection with the consummation of the Business Combination and as contemplated by the Merger Agreement, Planet, dMY Sponsor IV, LLC (the “Sponsor”), certain affiliates of the Sponsor and certain former stockholders of Former Planet entered into the Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”). The material terms of the Registration Rights Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 149 titled “Ancillary Agreements Related to the

Business Combination —Registration Rights Agreement.” Such description is qualified in its entirety by the text of the Registration Rights Agreement, which is included as Exhibit 10.2 to this Report and is incorporated herein by reference.

Lock-Up Agreements

In connection with the consummation of the Business Combination, the Sponsor, dMY IV’s directors and officers, Former Planet’s founders, Former Planet’s executive officers and directors who shall continue on as executive officers and directors of Planet and other Former Planet stockholders who held at least 5% of Former Planet capital stock on an as-converted basis immediately prior to the Closing (collectively, the “Lock-Up Stockholders”) entered into lock-up agreements (the “Lock-Up Agreements”) with Planet, which place certain restrictions on the transfer of shares received by the Lock-Up Stockholders in connection with the Transactions. The material terms of the Lock-Up Agreements are described in the section of the Proxy Statement/Prospectus beginning on page 149 titled “Ancillary Agreements Related to the Business Combination—Lock-Up Agreements” and on page 150 titled “Ancillary Agreements Related to the Business Combination—Founder Share Vesting.” Such description is qualified in its entirety by the text of the Lock-Up Agreements, which are included as Exhibits 10.3, 10.4 and 10.5, respectively, to this Report and are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As described above, on December 3, 2021, dMY IV held the Special Meeting, at which the dMY IV stockholders considered and adopted, among other matters, a proposal to approve the Merger Agreement and the Transactions. On December 7, 2021, the parties consummated the Business Combination. In connection with the Closing, the Company changed its name from dMY Technology Group, Inc. IV to Planet Labs PBC.

Holders of 689,670 shares of dMY IV Class A common stock sold in its initial public offering (the “Initial Shares”) properly exercised their right to have such shares redeemed for a full pro rata portion of the trust account holding the proceeds from dMY IV’s initial public offering, calculated as of two business days prior to the consummation of the business combination, which was approximately $10.00 per share, or $6.9 million in the aggregate.

As a result of the Business Combination, (a) each share of Class B common stock of Former Planet was converted into the right to receive approximately 1.53184 shares of Planet’s Class B common stock, par value $0.0001 per share (“Class B Common Stock”) at the Closing and (b) each share of Former Planet capital stock (other than Former Planet Class B common stock) (other than in respect of (x) treasury shares, (y) shares of Planet common stock with respect to which appraisal rights have been perfected in accordance with applicable law, and (z) any shares of Planet capital stock subject to a Planet option (as defined below) or a Planet restricted stock unit award) was converted into the right to receive approximately 1.53184 shares of Planet’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”) at the Closing.

In addition, Former Planet equityholders will have the right to receive up to an additional 27 million shares in earnout consideration (the “Contingent Consideration”), of which up to approximately 24.6 million may be issued as shares of Planet’s Class A Common Stock and up to approximately 2.4 million may be issued to William Marshall and Robert Schingler, Jr. as shares of Planet’s Class B Common Stock. Mr. Marshall and Mr. Schingler were co-founders of Former Planet and in connection with the consummation of the Business Combination were appointed as Chief Executive Officer and chairman of the board of Planet and as Chief Strategy Officer and a member of the board of directors of Planet, respectively. The Contingent Consideration may be earned in four equal tranches (x) when the closing price of Planet’s Class A Common Stock equals or exceeds $15.00, $17.00, $19.00 and $21.00, over any 20 trading days within any 30 day trading period prior to the fifth anniversary of the Closing or (y) when Planet consummates a change of control transaction that entitles its stockholders to receive a per share consideration of at least $15.00, $17.00, $19.00 and $21.00. Any right to Contingent Consideration that remains unvested on the first business day after five years from Closing will be forfeited without any further consideration.

Additionally, the shares of dMY IV Class B common stock automatically converted to 8,625,000 shares of Class A Common Stock (of which 862,500 shares are subject to vesting under certain conditions).

Pursuant to subscription agreements entered into in connection with the Merger Agreement (collectively, the “Subscription Agreements”), certain investors agreed to subscribe for an aggregate of 25,200,000 newly issued shares of Class A Common Stock at a purchase price of $10.00 per share for an aggregate purchase price of $252,000,000 (the “PIPE Investment”). At the Closing, dMY IV consummated the PIPE Investment.

After giving effect to the Transactions, the redemption of Initial Shares as described above, and the consummation of the PIPE Investment, there were 241,542,778 shares of Class A Common Stock and 21,157,586 shares of Planet’s Class B Common Stock issued and outstanding.

The Class A Common Stock and warrants commenced trading on the New York Stock Exchange (“NYSE”) under the symbols “PL” and “PL WS”, respectively, on December 8, 2021.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K provides that if the predecessor registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as dMY IV was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. As a result of the consummation of the Business Combination, and as discussed below in Item 5.06 of this Report, the Company has ceased to be a shell company. Accordingly, the Company is providing the information below that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

This Report includes statements that express Planet’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements.” These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “may” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this Report (including in information that is incorporated by reference into this Report) and include statements regarding our intentions, beliefs or current expectations concerning, among other things, the Transactions and the benefits of the Transactions, including results of operations, financial condition, liquidity, prospects, growth, strategies and the markets in which Planet operates. Such forward-looking statements are based on available current market material and management’s expectations, beliefs and forecasts concerning future events impacting Planet. Factors that may impact such forward-looking statements include:

•	its success in retaining or recruiting, or changes required in, its officers, key employees or directors following the Business Combination;

•	its limited operating history;

•	whether a market for its data grows as expected as well as the timing of such growth and its ability to attract new customers;

•	its ability to retain existing customers and renew existing contracts;

•	its ability to sell additional data and analytic products or expand the scope of data services for its existing customers;

•

the competitiveness of its geospatial data set and analytic capabilities relative to other commercial satellite data providers, including Planet’s ability to continue to capture certain high-value government procurement contracts;

•	whether it is subject to any risks as a result of its global operations, including, but not limited to, being subject to any hostile actions by a government or other state actor;

•

whether it is subject to any cyber-attacks or other security incidents, and whether such actions, or any other events, compromise Planet’s satellites, satellite operations, infrastructure, archived data, information technology and communication systems and other related system;

•	the impact of its satellites failing to operate as intended or them being destroyed or otherwise becoming inoperable;

•

its ability to build satellites and procure third-party launch contracts at the same or lower cost as recent historical periods, in order to maintain or enhance the capabilities of its current operational satellite fleet;

•	ability to secure future financing, if needed, and whether Planet is able to repay its existing indebtedness when due;

•	its ability to increase its commercial sales organization;

•	its ability to respond to general economic conditions;

•	its ability to manage its growth effectively;

•	the impact of the COVID-19 pandemic;

•	the seasonality of its business, which can be impacted by customer behavior and buying patterns, and has historically been weighted towards the second half of the year;

•	its ability to comply with complex regulatory requirements; and

•

the continued development and evolution of its software platform to enhance the ease of use and accessibility of its data products for non-geospatial experts and thus facilitate expansion into new vertical markets.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the other documents filed by Planet from time to time with the SEC. The forward-looking statements contained in this Report and in any document incorporated by reference are based on current expectations and beliefs concerning future developments and their potential effects on Planet. There can be no assurance that future developments affecting Planet will be those that Planet has anticipated. Planet undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

Planet’s business is described in the Proxy Statement/Prospectus in the section titled “Business of New Planet” beginning on page 220, which is incorporated herein by reference.

Risk Factors

The risks associated with Planet’s business are described in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 69 and are incorporated herein by reference. A summary of the risks associated with Planet’s business is also included on pages 58 and 59 of the Proxy Statement/Prospectus under the heading “Risk Factors” and are incorporated herein by reference.

Financial Information

The audited consolidated financial statements of Former Planet as of January 31, 2021 and 2020 and for the years ended January 31, 2021 and 2020 are included in the Proxy Statement/Prospectus beginning on page F-36, which are incorporated herein by reference.

The unaudited condensed consolidated financial statements of Former Planet as of October 31, 2021 and for the nine months ended October 31, 2021 and October 31, 2020 are included as Exhibit 99.1 hereto and is incorporated herein by reference.

The unaudited pro forma condensed combined financial information of dMY IV and Former Planet as of and for the nine months ended October 31, 2021 and for the year ended January 31, 2021 is set forth in Exhibit 99.2 hereto and are incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of the financial condition and results of operations of Former Planet for the years ended January 31, 2020 and 2021 and the nine months ended October 31, 2020 and 2021 are included in Exhibit 99.3 hereto and incorporated herein by reference.

Quantitative and Qualitative Disclosures about Market Risk

Management’s discussion and analysis of the quantitative and qualitative disclosures about market risk of Former Planet for the years ended January 31, 2020 and 2021 and the nine months ended October 31, 2020 and 2021 are included in Exhibit 99.3 hereto in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations —Quantitative and Qualitative Disclosures about Market Risk,” and incorporated herein by reference.

Properties

The Company’s facilities are described in the Proxy Statement/Prospectus in the section titled “Business of New Planet—Our Facilities” on page 243 and that information is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of Class A Common Stock and Class B Common Stock following the consummation of the Business Combination and the PIPE Investment by:

•	each person who is known to be the beneficial owner of more than 5% of shares of Class A Common Stock or Class B Common Stock;

•	each of Planet’s current named executive officers and directors; and

•	all current executive officers and directors of Planet as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Unless otherwise indicated, Planet believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.

	Class A Common Stock		Class B Common Stock		Percentage of Total Voting Power
Name and Address of Beneficial Owner(1)	Shares	%	Shares	%
5% Holders
Google LLC (2)	30,543,241	12.7%	—	—	4.6%
Entities affiliated with Draper Fisher Jurvetson (3)	23,439,878	9.7%	—	—	3.5%

Directors and Executive Officers
William Marshall (4)	13,565,881	5.3%	10,578,793	50.0%	32.2%
Robert Schingler, Jr. (4)(5)	11,390,673	4.5%	10,578,793	50.0%	31.9%
Ashley Johnson	841,723	*	—	—	*
Kevin Weil	—	—	—	—	—
Carl Bass	551,209	*	—	—	*
Ita Brennan	15,320	*	—	—	*
Niccolo de Masi	—	—	—	—	—
Vijaya Gadde	—	—	—	—	—
Heidi Roizen	—	—	—	—	—
All directors and executive officers as a group (nine individuals)	26,364,806	9.9%	21,157,586	100.0%	64.0%

*	Less than one percent
(1)	Unless otherwise noted, the business address of each of the directors and executive officers is 645 Harrison St., Floor 4, San Francisco, California 94107.
(2)

Each of Google LLC, XXVI Holdings Inc. (the managing member of Google LLC) and Alphabet Inc. (the controlling stockholder of XXVI Holdings Inc.) may be deemed to have sole power to vote or sole power to dispose of the securities owned directly by Google LLC. The address for Google LLC, XXVI Holdings Inc. and Alphabet Inc. is 1600 Amphitheatre Parkway, Mountain View, California 94043.

(3)

Consists of shares of Planet Class A common stock that are held by (i) Draper Fisher Jurvetson Fund X, L.P. (Fund X), (ii) Draper Fisher Jurvetson Partners X, LLC (Partners X), (iii) Draper Associates Riskmasters Fund II, LLC (DARF II) and (iv) Draper Associates Riskmasters Fund III, LLC (DARF III). Timothy C. Draper, John H.N. Fisher, Andreas Stavropoulos, Joshua Stein and Donald F. Wood are Directors of DFJ Fund X, Ltd. the general partner of Draper Fisher Jurvetson Fund X Partners, L.P., the general partner of Fund X that directly holds shares, and as such, they may be deemed to have voting and investment power with respect to such shares. Partners X invests lockstep alongside Fund X. The Managing Members of Partners X are Timothy C. Draper and John H.N. Fisher. DARF II and DARF III invest lockstep alongside Fund X. The Managing Member of DARF II and DARF III is Timothy C. Draper. The address for the Draper Fisher Jurvetson entities is 2882 Sand Hill Road, Suite 150 Menlo Park, CA 94025. The address for DALP, DARF II and DARF III is 55 East 3rd Avenue, San Mateo, CA 94401. Mr. Draper. Mr. Fisher, Mr. Stavropoulos, Mr. Stein, and Mr. Wood each disclaims beneficial ownership over such securities except to the extent of their pecuniary interest therein.

(4)

Number of shares of Planet Class A common stock beneficially owned includes shares of Planet Class A common stock that could be acquired upon a transfer of shares of Planet Class B common stock held by the holder.

(5)	Consists of shares of Planet Class B common stock that are held by a family trust, of which Robert Schingler, Jr. is a trustee.

Directors and Executive Officers

Upon the consummation of the transactions contemplated by the Merger Agreement and documents related thereto, and in accordance with the terms of the Merger Agreement, each executive officer of dMY IV ceased serving in such capacities, and each of Harry You, Darla Anderson, Francesca Luthi and Charles E. Wert ceased serving on dMY IV’s board of directors.

Immediately prior to the consummation of the transactions contemplated by the Merger Agreement and documents related thereto, and in accordance with the terms of the Merger Agreement, William Marshall, Robert Schingler, Jr., Carl Bass, Ita Brennan, Niccolo de Masi, Vijaya Gadde and Heidi Roizen were appointed as directors of Planet, to serve until the end of their respective terms and until their successors are elected and qualified. Carl Bass was appointed by the members of the board of directors of Planet who qualify as “independent” under the rules of the NYSE to serve as the Lead Independent Director.

Ita Brennan, Heidi Roizen and Niccolo de Masi were appointed to serve on Planet’s audit committee with Ita Brennan serving as the chair and qualifying as an audit committee financial expert, as such term is defined in Item 407(d)(5) of Regulation S-K.

Carl Bass and Heidi Roizen were appointed to serve on Planet’s compensation committee with Carl Bass serving as the chair.

Vijaya Gadde and Carl Bass were appointed to serve on Planet’s nominating and corporate governance committee with Vijaya Gadde serving as the chair.

William Marshall was appointed as Planet’s Chief Executive Officer and Chairman of the Board, Robert Schingler, Jr. was appointed as Planet’s Chief Strategy Officer, Ashley Fieglein Johnson was appointed as Planet’s Chief Financial and Operating Officer and Kevin Weil was appointed as Planet’s President of Product and Business.

Additional information regarding Planet’s directors and executive officers after the consummation of the Business Combination is included in the Proxy Statement/Prospectus in the section titled “New Planet Management After The Business Combination” beginning on page 289 and that information is incorporated herein by reference.

Additionally, interlocks and insider participation information regarding Planet’s executive officers is described in the Proxy Statement/Prospectus in the section titled “New Planet Management After The Business Combination —Compensation Committee Interlocks and Insider Participation” beginning on page 293 and that information is incorporated herein by reference.

Director Independence

The independence of each director of Planet’s is described in the Proxy Statement/Prospectus in the section titled “New Planet Management After The Business Combination—Independence of the Board of Directors” on page 293 and is incorporated herein by reference.

Director Compensation

The compensation of Former Planet’s directors is described in the Proxy Statement/Prospectus in the section titled “New Planet Management After The Business Combination—Director Compensation” beginning on page 294 and that information is incorporated herein by reference.

Executive Compensation

The compensation of certain of Former Planet’s executive officers is described in the Proxy Statement/Prospectus in the section titled “Planet’s Executive Compensation” beginning on page 296 and that information is incorporated herein by reference.

Certain Relationships and Related Transactions

Certain relationships and related party transactions of Former Planet are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Party Transactions—Planet” beginning on page 300 and that information is incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Prospectus titled “Business of New Planet—Legal Proceedings” beginning on page 243, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Shares of Class A Common Stock and Planet’s warrants commenced trading on the NYSE under the symbols “PL” and “PL WS,” respectively, on December 8, 2021, in lieu of the Class A Common Stock, warrants and units of dMY IV. Planet has not paid any cash dividends on its shares of common stock to date. It is the present intention of the Board to retain all earnings, if any, to finance the further development and expansion of Planet’s business and, accordingly, the Board does not anticipate declaring any dividends in the foreseeable future. The payment of cash dividends in the future will be dependent upon Planet’s financial condition, results of operations, capital requirements, restrictions contained in future agreements and financing instruments, business prospects and such other factors as the Board deems relevant. The payment of any cash dividends is within the discretion of the Board. Further, the ability of Planet to declare dividends may be limited by the terms of financing or other agreements entered into by it or its subsidiaries from time to time.

Information respecting dMY IV’s Class A common stock, public warrants and units and related stockholder matters are described in the Proxy Statement/Prospectus in the section titled “Market Price, Ticker Symbol and Dividend Information” on page 66 and such information is incorporated herein by reference.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Report concerning the issuance and sale by Planet of certain unregistered securities, which is incorporated herein by reference.

Description of Registrant’s Securities

The description of Planet’s securities is contained in the Proxy Statement/Prospectus in the section titled “Description of New Planet Securities” beginning on page 273 and is incorporated herein by reference.

Indemnification of Officers and Directors

The indemnification of Planet’s directors and officers is set forth in the Proxy Statement/Prospectus in the section titled “Description of New Planet Securities—Limitations on Liability and Indemnification of Officers and Directors” beginning on page 282 and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

At the Closing, dMY IV consummated the PIPE Investment. The disclosure under Item 2.01 of this Report relating to the PIPE Investment is incorporated into this Item 3.02 by reference. Planet issued the foregoing securities under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 of Regulation D promulgated under the Securities Act, as a transaction not requiring registration under Section 5 of the Securities Act. The parties receiving the securities represented their intentions to acquire the securities for investment only and not with a view to or for sale in connection with any distribution, and appropriate restrictive legends were affixed to the certificates representing the securities (or reflected in restricted book entry with Planet’s transfer agent). The parties also had adequate access, through business or other relationships, to information about Planet.

Item 5.01. Changes in Control of Registrant.

Immediately following the Closing, holders of Former Planet’s common stock held capital stock in Planet representing approximately 89.8% of the total voting power in Planet. Additionally, the information set forth above under Item 1.01 and Item 2.01 of this Report is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the sections titled “Directors and Executive Officers”, “Executive Compensation”, “Director Compensation” and “Certain Relationships and Related Transactions” in Item 2.01 of this Report is incorporated herein by reference.

2021 Incentive Award Plan

At the Special Meeting, the dMY IV stockholders considered and approved the Planet Labs PBC 2021 Incentive Award Plan (the “Incentive Award Plan”). The Incentive Award Plan was previously approved, subject to stockholder approval, by dMY IV’s board of directors. The Incentive Award Plan became effective immediately upon the approval of the stockholders. A total of 32,550,736 shares of Class A Common Stock were initially reserved under the Incentive Award Plan.

A summary of the terms of the Incentive Award Plan is set forth in the Proxy Statement/Prospectus in the section titled “The Incentive Award Plan Proposal” beginning on page 180 of the Proxy Statement/Prospectus, which is incorporated herein by reference. Such summary and the foregoing description are qualified in their entirety by reference to the text of the Incentive Award Plan, a copy of which is attached hereto as Exhibit 10.13 and incorporated herein by reference.

2021 Employee Stock Purchase Plan

At the Special Meeting, the dMY IV stockholders considered and approved the Planet Lab PBC 2021 Employee Stock Purchase Plan (the “ESPP”). The ESPP was previously approved, subject to stockholder approval, by dMY IV’s board of directors. The ESPP became effective immediately upon the approval of the stockholders. A total of 8,137,683 shares of Class A Common Stock were initially reserved under the ESPP.

A summary of the terms of the ESPP is set forth in the Proxy Statement/Prospectus in the section titled “The ESPP Proposal” beginning on page 186 of the Proxy Statement/Prospectus, which is incorporated herein by reference. Such summary and the foregoing description are qualified in their entirety by reference to the text of the ESPP, a copy of which is attached hereto as Exhibit 10.14 and incorporated herein by reference.

Item 5.06. Change in Shell Company Status.

As a result of the Business Combination, the Company ceased being a shell company. The information set forth in the Introductory Note and under Item 2.01 of this Report is incorporated herein by reference.

Item 8.01. Other Events.

As a result of the Business Combination, Planet became the successor issuer to dMY IV. Pursuant to Rule 12g-3(a) under the Exchange Act, Planet’s Class A Common Stock and warrants are deemed registered under Section 12(b) of the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of Former Planet as of January 31, 2021 and 2020 and for the years ended January 31, 2021 and 2020 are included in the Proxy Statement/Prospectus beginning on page F-36, of the Proxy Statement/Prospectus, which are incorporated herein by reference.

The unaudited condensed consolidated financial statements of Former Planet as of October 31, 2021 and for the periods ended October 31, 2021 are included as Exhibit 99.1 hereto and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of dMY IV and Former Planet as of and for the nine months ended October 31, 2021 and for the year ended January 31, 2021 is set forth in Exhibit 99.2 hereto and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

2.1+	Agreement and Plan of Merger, dated as of July 7, 2021, by and among the dMY Technology Group, Inc. IV, Photon Merger Sub, Inc., Photon Merger Sub Two, LLC, and Planet Labs Inc. (incorporated by reference to Annex A to the Registrant’s proxy statement/prospectus dated November 5, 2021).

3.1	Certificate of Incorporation of Planet Labs PBC

3.2	Bylaws of Planet Labs PBC.

4.1	Warrant Agreement, dated March 4, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 of dMY IV’s Current Report on Form 8-K, filed with the SEC on March 9, 2021)

10.1	Form of Indemnification Agreement.

10.2	Amended and Restated Registration Rights Agreement, dated December 7, 2021.

10.3	Form of Lock-Up Agreement, by and among dMY Technology Group, Inc. IV, dMY Sponsor IV, LLC and the directors and executive officers of dMY Sponsor IV, LLC (incorporated by reference to Annex H to the Registrant’s proxy statement/prospectus dated November 5, 2021).

10.4	Form of Lock-Up Agreement, by and among dMY Technology Group, Inc. IV, William Marshall and Robert Schingler Jr. (incorporated by reference to Annex H to the Registrant’s proxy statement/prospectus dated November 5, 2021).

10.5	Form of Lock-Up Agreement, by and among dMY Technology Group, Inc. IV, certain directors and executive officers of Planet Labs Inc. set forth therein and certain stockholders of Planet Labs Inc. (incorporated by reference to Annex H to the Registrant’s proxy statement/prospectus dated November 5, 2021).

10.6	Support Agreement, dated as of July 7, 2021, by and among certain stockholders of Planet Labs Inc., dMY Technology Group, Inc. IV and Planet Labs Inc. (incorporated by reference to Exhibit 10.2 of Registrant’s Current Report on Form 8-K, filed with the SEC on July 7, 2021)

10.7	Support Agreement, dated as of July 7, 2021, by and among certain preferred stockholders of Planet Labs Inc., dMY Technology Group, Inc. IV and Planet Labs Inc. (incorporated by reference to Exhibit 10.3 of Registrant’s Current Report on Form 8-K, filed with the SEC on July 7, 2021)

10.8	Support Agreement, dated as of July 7, 2021, by and among dMY Sponsor IV, LLC, dMY Technology Group, Inc. IV and Planet Labs Inc. (incorporated by reference to Exhibit 10.4 of Registrant’s Current Report on Form 8-K, filed with the SEC on July 7, 2021)

10.9	Form of Initial Subscription Agreement, by and between dMY Technology Group, Inc. IV and the undersigned subscriber party thereto (incorporated by reference to Annex F-1 to the Registrant’s proxy statement/prospectus dated November 5, 2021).

10.10	Form of Additional Subscription Agreement, by and between dMY Technology Group, Inc. IV and the undersigned subscriber party thereto (incorporated by reference to Annex F-2 to the Registrant’s proxy statement/prospectus dated November 5, 2021).

10.11#	Planet Labs Inc. Amended and Restated 2011 Stock Incentive Plan.

10.12#	Cosmogia Inc. 2011 Stock Incentive Plan.

10.13#	Planet Labs PBC 2021 Incentive Award Plan.

10.14#	Planet Labs PBC 2021 Employee Stock Purchase Plan.

10.15^	Content License Agreement, dated April 14, 2017, by and between Planet Labs Inc. and Google LLC (incorporated by reference to Exhibit 10.16 to the Registrant’s Registration Statement on Form S-4 (File No. 333-258431)).

10.16^	Google Cloud Platform License Agreement, dated December 15, 2016, by and between Planet Labs Inc. and Google Inc. (incorporated by reference to Exhibit 10.17 to the Registrant’s Registration Statement on Form S-4 (File No. 333-258431)).

10.17^	Google Cloud Platform Addendum, dated February 13, 2020, by and between Planet Labs Inc. and Google Inc. (incorporated by reference to Exhibit 10.18 to the Registrant’s Registration Statement on Form S-4 (File No. 333-258431)).

10.18^	Amendment No. 1 to Google Platform Addendum, dated May 27, 2020, by and between Planet Labs Inc. and Google Inc. (incorporated by reference to Exhibit 10.19 to the Registrant’s Registration Statement on Form S-4 (File No. 333-258431)).

10.19^	Amendment No. 2 to Google Platform Addendum, dated June 28, 2021, by and between Planet Labs Inc. and Google Inc. (incorporated by reference to Exhibit 10.20 to the Registrant’s Registration Statement on Form S-4 (File No. 333-258431)).

10.20^	Amendment No. 3 to Google Platform Addendum, dated October 6, 2021, by and between Planet Labs Inc. and Google Inc. (incorporated by reference to Exhibit 10.21 to the Registrant’s Registration Statement on Form S-4 (File No. 333-258431)).

10.21	Planet Labs PBC Outside Director Compensation Policy.

14.1	Code of Business Conduct and Ethics.

16.1	Letter from WithumSmith+Brown, PC to the Securities and Exchange Commission.

21.1	List of subsidiaries.

99.1	Unaudited condensed consolidated financial statements of Planet Labs Inc. as of October 31, 2021 and for the periods ended October 31, 2021.

99.2	Unaudited Condensed Consolidated Financial Statements as of October 31, 2021 and for the Nine Months Ended October 31, 2021 and 2020.

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

+

Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

#	Indicates a management contract or compensatory plan.
^	Portions of this exhibit (indicated by asterisks) have been omitted under rules of the SEC permitting the confidential treatment of select information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANET LABS PBC

Date: December 13, 2021	By:	/s/ Ashley Johnson
	Name:	Ashley Johnson
	Title:	Chief Financial and Operating Officer